Exhibit 99.1

Selectica Closes Equity Financing

Capital to fuel SaaS revenue growth, extend global reach

SAN MATEO, Calif., June 3, 2013 -- Selectica (NASDAQ: SLTC), provider of software that accelerates sales cycles and streamlines contract processes, today announced that it has completed a private placement transaction with certain institutional funds and accredited investors for approximately $6.4 million, to be received in two tranches. The first tranche of approximately $5.7 million closed on May 31, 2013. The second tranche is expected to close upon stockholder approval of the transaction at the Company’s annual stockholder meeting anticipated to be held in September 2013.

“The proceeds from this transaction will allow us to accelerate the momentum in revenue growth that we’ve experienced year-over-year, particularly with our SaaS product offerings which have grown over 80%,” commented Jason Stern, Selectica President and CEO. “With our vision of providing cloud-based, end-to-end configure, price, quote, and contract management software resonating strongly with the public, this investment of capital will give us the opportunity to further extend our product footprint to global enterprises in existing and new markets.

New, fundamental-focused institutional investors including three of the Special Situations Funds, members of management and member of the board of directors joined the Company’s largest existing shareholder in the current round of financing. Lake Street Capital Markets, LLC served as the exclusive placement agent for the transaction.

The securities described herein have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. Selectica has agreed to file one or more registration statements with the Securities and Exchange Commission covering the resale of the shares of common stock and common stock issuable upon conversion of or in connection with the preferred stock and upon exercise of the warrants.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Selectica

Selectica (NASDAQ: SLTC) develops innovative software that the world’s most successful companies rely on to improve the effectiveness of their sales and contracting processes. Our guided selling, sales configuration, and contract lifecycle management solutions support the Global 2000 and growing mid-size firms in closing billions of dollars’ worth of business each year. Our patented technology, delivered through the cloud, makes it easy for customers in industries like high-tech, telecommunications, manufacturing, healthcare, financial services, and government contracting to overcome product and channel complexity, increase deal value, and accelerate time to revenue.

For more information:

●     Visit the to learn more about the company and its products and customers (http://www.selectica.com)

●     Follow @Selectica_Inc on Twitter to stay up to date with industry news and updates (http://twitter.com/Selectica_Inc)

●     Visit “Done Deal,” the Selectica blog, to read articles, advice, and commentary on how to optimize deal processes (http://www.selectica.com/blog)

●     Watch Selectica videos on YouTube to see what Selectica and its products can do (http://www.youtube.com/user/SelecticaVideos)

●     Browse the Selectica resource center to find guides and resources on how to improve sales and contracting processes (http://www.selectica.com/resources)

Forward-Looking Statements

Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements regarding business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to the on-going global recession; fluctuations in demand for Selectica's products and services; government policies and regulations, including, but not limited to those affecting the company's industry; and risks related to the company's past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the company can be found in the company's most recent Form 10-K, filed by the company with the Securities and Exchange Commission.

Investor contact

Todd Spartz

Selectica

(650) 532-1540

ir@selectica.com

Media contacts

Kimberly Canedo

Tanis Communications

408.295.4309 x104

kimberly.canedo@taniscomm.com

Jordan McMahon

Selectica

(650) 532-1520

pr@selectica.com